UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  June 26, 2007

BROADCAST INTERNATIONAL, INC.

UTAH	0-13316	87-0395567
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

7050 UNION PARK AVENUE, SUITE 600 SALT LAKE CITY, UTAH	84047
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (801) 562-2252

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

BROADCAST INTERNATIONAL, INC.

FORM 8-K

ITEM 3.02

Unregistered Sales of Equity Securities

During May 8, 2007, we issued 200,001 shares of our common stock and accompanying warrants to purchase 200,001 shares of our common stock in consideration of a total of $300,000 in cash received by the Company. The warrants are exercisable at $2.00 per share for a period of three years from the date of issuance.  The securities were sold by the Company and no underwriting discounts or commissions were paid.  We will use the proceeds from the sale of the securities for general working capital purposes.

On June 28, 2007, we issued 233,335 shares of our common stock and accompanying warrants to purchase 233,335 shares of our common stock in consideration of a total of $350,000 in cash received by the Company. The warrants are exercisable at $2.00 per share for a period of three years from the date of issuance.  The securities were sold by the Company and no underwriting discounts or commissions were paid.  We will use the proceeds from the sale of the securities for general working capital purposes.

On June 28, 2007, we granted to a Mr. Richard Benowitz, who is now a director of the Company,  warrants to acquire up to 500,000 shares of our common stock at an exercise price of $1.07 pursuant  to a consulting agreement dated June 12, 2007, between Mr. Benowitz and the Company, for services rendered and to be rendered in making available to us sales opportunities for deployment of our CodecSys technology.  The warrants are exercisable for a period of three years and may be subject to cancellation under certain conditions.

All investors in the transactions were accredited investors and were fully informed regarding their investment.  In the transactions, we relied on the exemptions from registration under the Securities Act set forth in Section 4(2) and Section 4(6) thereof and Regulation S.

ITEM 5.02(d) Appointment of Directors

On June 26, 2007, our Board of Directors unanimously voted to appoint Mr. Richard Benowitz to the Board of Directors.

Mr. Benowitz does not have any understandings or relationships with third parties pursuant to which he was appointed to the Board. Mr. Benowitz entered into a consulting agreement with us dated effective June 14, 2007 under the terms of which he will receive compensation for securing contracts with major companies and the performance of other services.

Richard Benowitz, age 57, has served as managing director of Culver Studios in Culver City, California since  June 2006.  In addition, he has been engaged in private real estate development as an independent consultant since December 2000.

ITEM 9.01.

Financial Statements and Exhibits

None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 2, 2007.

BROADCAST INTERNATIONAL, INC.

a Utah corporation

By:

  /s/ Rodney M. Tiede

Name:

Rodney M. Tiede

Title:

President and Chief Executive Officer

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